June 6, 2022

BNY Mellon Investment Funds IV, Inc.

-BNY Mellon Tax Managed Growth Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes and replaces any contrary information contained in the fund's Summary Prospectus and Prospectus:

Effective May 28, 2022 (the "Effective Date"), Fayez Sarofim & Co. ("Sarofim & Co.") serves as the sub-adviser to BNY Mellon Tax Managed Growth Fund (the "Fund"), pursuant to an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") between BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the Fund's investment adviser, and Sarofim & Co.

Due to a change in the ownership and organizational structure of Sarofim & Co. that occurred on the Effective Date, the then-existing sub-investment advisory agreement between BNYM Investment Adviser and Sarofim & Co., on behalf of the Fund (the "Prior Sub-Advisory Agreement"), terminated in accordance with its terms and the Investment Company Act of 1940, as amended (the "1940 Act"). To enable Sarofim & Co. to continue to provide sub-investment advisory services to the Fund, the Board approved the Interim Sub-Advisory Agreement, which did not require shareholder approval before it went into effect on the Effective Date. At a future meeting, the Board will be asked to approve a new sub-investment advisory agreement between BNYM Investment Adviser and Sarofim & Co., on behalf of the Fund (the "New Sub-Advisory Agreement"), which will require approval by a majority of the Fund's outstanding voting securities as defined in the 1940 Act before it can go into effect. The Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Effective Date or upon shareholder approval and effectiveness of the New Sub-Advisory Agreement. Therefore, the Board also will be asked to call a Special Meeting of Shareholders to seek shareholder approval of the New Sub-Advisory Agreement in order to provide continuity of portfolio management for the Fund.

The sub-advisory fee payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. The Fund's investment strategy and management policies will not change in connection with the implementation of either the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement.

This document is not a solicitation of any proxy. A proxy statement further describing Sarofim & Co. and its change in ownership and organizational structure and the New Sub-Advisory Agreement, and requesting that shareholders vote to approve the New Sub-Advisory Agreement, will be mailed to shareholders of record. Please read the proxy materials carefully when they are available.

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